                        Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [ ]
                           Check the appropriate box:
                         [X] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
                                   240.14a-12

                               CONOLOG CORPORATION
                   -----------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):
                               [X] No fee required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

                   -----------------------------------------

(2) Aggregate number of securities to which transaction applies:

                   -----------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------

(4) Proposed maximum aggregate value of transaction:

-------------------------------

(5) Total fee paid:

-------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

-------------------------------

(2) Form, Schedule or Registration Statement No.:

-------------------------------

(3) Filing Party:

-------------------------------

(4) Date Filed:

-------------------------------

                               CONOLOG CORPORATION
                                 5 COLUMBIA ROAD
                          SOMERVILLE, NEW JERSEY 08876

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2006

To the Shareholders of Conolog Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119, on Wednesday, April 19, 2006, at 4:30 p.m., Eastern time, for the following purposes:

1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2. To vote on a proposal to approve a Subscription Agreement between the Company and three subscribers, dated January 19, 2006 (the "2006 Subscription Agreement") pursuant to which the Company sold convertible notes having an aggregate principal balance of $1,250,000, which are convertible into 1,000,000 shares of the Company's common stock ("Common Stock") at a conversion price of $1.25 per share and warrants to purchase 1,000,000 shares of the Company's Common Stock at $.9579 per share.

3. To vote on a proposal to grant an aggregate of 350,000 shares of the Company's common stock to its officers, directors, employees and consultants;

4. To vote on a proposal to give the Board of Directors the discretion to reduce the warrant exercise price of warrants to purchase an aggregate of 1,440,000 shares of the Company's Common Stock which were issued in connection with a Subscription Agreement dated July 19, 2005.

5. To vote on a proposal to amend the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of Common Stock from 20,000,000 to 30,000,000;

6. To ratify the selection of Bagell, Josephs, Levine & Co., LLC as the Company's independent auditors for the fiscal year ending July 31, 2006; and

7. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 3, 2006 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors.

                                          ROBERT S. BENOU
                                          ---------------
                                          Chairman, Chief Executive Officer and
                                          Chief Financial Officer

Somerville, New Jersey
March __, 2006

                                    IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTEDTHAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THEENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSEDSELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGEIF MAILED IN THE UNITED STATES.

                               CONOLOG CORPORATION
                                 5 COLUMBIA ROAD
                          SOMERVILLE, NEW JERSEY 08876

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 19, 2006

The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the "Company"), a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119 on Wednesday, April 19, 2006, at 4:30 p.m., Eastern time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2. To vote on a proposal to approve a Subscription Agreement between the Company and three subscribers, dated January 19, 2006 (the "2006 Subscription Agreement") pursuant to which the Company sold convertible notes having an aggregate principal balance of $1,250,000, which are convertible into 1,000,000 shares of the Company's common stock ("Common Stock") at a conversion price of $1.25 per share and warrants to purchase 1,000,000 shares of the Company's Common Stock at $.9579 per share;

3. To vote on a proposal to grant an aggregate of 450,000 shares of the Company's Common Stock to its officers, directors, employees and consultants;

4. To vote on a proposal to give the Board of Directors the discretion to reduce the warrant exercise price of warrants to purchase an aggregate of 1,440,000 shares of the Company's Common Stock which were issued in connection with a Subscription Agreement dated July 19, 2005;

5. To vote on a proposal to amend the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of Common Stock from 20,000,000 to 30,000,000;

6. To ratify the selection of Bagell, Josephs, Levine & Co., LLC as the Company's independent auditors for the fiscal year ending July 31, 2006; and

7. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The record date with respect to this solicitation is the close of business on March 3, 2006 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about March 20, 2006.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

The number of outstanding shares of Common Stock entitled to vote at the meeting is 7,422,627, not including 220 common shares held in treasury. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

o     directors shall be elected by a plurality of the votes cast;

o the affirmative vote of the holders of a majority of the Company's total outstanding common shares as of March 3, 2006 is necessary to approve the proposal to amend the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of Common Stock from 20,000 to 30,000;

o the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required:

      o to approve the 2006 Subscription Agreement, attached hereto as Appendix "C";

      o to approve the proposal to grant an aggregate of 450,000 shares of the Company's Common Stock to its officers, directors, employees and consultants;

      o to approve Bagell, Josephs, Levine & Co., LLC as the Company's auditors for the 2006 fiscal year.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast "for" or "against" are included. However, if a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2, 3, 4, 5 and 6 (to elect the Board's nominees to the Board of Directors, to approve the 2006 Subscription Agreement, to approve giving the Company's directors the discretion to grant an aggregate of 450,000 shares of the Company's Common Stock to the Company's officers, directors, employees and consultants, to approve giving the Company's Board of Directors the discretion to reduce the warrant exercise price of warrants to purchase an aggregate of 1,440,000 shares of the Company's Common Stock issued pursuant to a Subscription Agreement dated July 19, 2005, to amend the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of Common Stock from 20,000,000 to 30,000,000 and to ratify the selection of Bagell, Josephs, Levine & Co., LLC as the Company's independent auditors for the 2006 fiscal year).

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The persons named in the accompanying proxy will vote for the election of the following five persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All five nominees have consented to serve as directors if elected.

                                                                        Director
          Name             Age         Position with the Company          Since
------------------------   ---   ------------------------------------   --------
Robert S. Benou ........    71   Chairman, Chief Executive Officer,       1968
                                 Chief Financial Officer and Director

Marc R. Benou ..........    38   President, Chief Operating Officer,      1995
                                 Secretary and Director

Louis S. Massad ........    67   Director                                 1995

Edward J. Rielly .......    38   Director                                 1998

David M. Peison ........    38   Director                                 2004

Robert S. Benou has been the Company's Chairman and Chief Executive Officer since May 1, 2001. From 1968 until May 1, 2001, he served as the Company's President. Mr. Benou is also the Company's Chief Financial Officer. Mr. Benou's responsibilities include new product development and supervision of sales and marketing. From June 2001 until August 2005, Mr. Benou served as a member of the board of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.), a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Since December 2003, Mr. Benou has served as a member of the board of directors of Exegenics, Inc., a publicly held company. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

Marc R. Benou has been the Company's President and Chief Operating Officer since May 1, 2001. Mr. Benou is also the Company's Secretary. Mr. Benou joined the Company in 1991 and is responsible for material purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the company's Board and has served as the Company's assistant secretary since March 1995. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company's Chairman Chief Executive Officer and Chief Financial Officer.

Louis S. Massad has been a Director of the Company since April 1995. From 2000 until 2003 Mr. Massad was the Chief Financial Officer, Vice President and a Director of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.). From 1997 to 2000, Mr. Massad was a consultant to Henry Bros. Electronics, Inc. From 1986 to 1997, Mr. Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc.
Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Manager, Credit Card Services Originations, with Household International, a financial corporation, where his responsibilities include various credit card websites. Mr. Rielly has worked for Household International (Insurance) in various capacities since 2001. From March 2000 to November, 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

David M. Peison has been as a Director of the Company since October 2004. Since October 2005, Mr. Peison has been in the global markets division of HSBC Bank. From 2002 until 2005, Mr. Peison was with Deutsche Bank's global markets division in New York City. From 1992 to 2000, Mr. Peison was in a private law practice in Florida and New York City. Mr. Peison holds an MBA from Emory University in Atlanta, GA, a Juris Doctor from The Dickinson School of Law of Pennsylvania State University and is admitted to the Florida, New York and Massachusetts Bars. Mr. Peison obtained his BA degree from Lehigh University in Bethlehem, PA.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended July 31, 2005, the Board of Directors held 3 meetings and acted by written consent in lieu of a meeting on ten occasions. All of the directors attended all of the meetings of the Board of Directors.

The Company has Board of Directors and an Audit Committee, which consists of Messrs. Louis S. Massad, Edward J. Rielly and David M. Peison. The Company's Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Audit Committee did not meet during the fiscal year ended July 31, 2005 but acted by written consent one time. The Board of Directors believes that Messrs. Massad, Peison and Reilly are independent as defined in Nasdaq Rule 4200. The Company does not have a standing compensation committee. The Board of Directors has determined that Mr. Louis Massad meets the requirements adopted by the Securities and Exchange Commission for qualification as an "Audit Committee Financial Expert".

The Company has a Nominating Committee, which is comprised of Louis S. Massad and Edward J. Rielly. The Company's Board of Directors has adopted a written charter for the Nominating Committee (attached hereto as Appendix B). The Nominating Committee is responsible for (i) reviewing the appropriate size, function and needs of the Board of Directors, (ii) developing the Board's policy regarding tenure and retirement of directors, (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof, and (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board. Except as may be required by rules promulgated by NASDAQ or the SEC. Currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating Committee did not meet during the fiscal year ended July 31, 2005.

                        COMMUNICATING WITH OUR DIRECTORS

We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

                               EXECUTIVE OFFICERS

The executive officers of the Company are Robert S. Benou, Chairman, Chief Executive Officer, Chief Financial Officer and Treasurer, and Marc R. Benou, President, Chief Operating Officer, Secretary and Treasurer, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President - Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President-Engineering, he has led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

                             EXECUTIVE COMPENSATION

The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended July 31, 2005, 2004 and 2003. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years.

                           Summary Compensation Table

                                 ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                       --------------------------------------   ---------------------------------------------------
                                                                              Closing
                                                                              Price of
                                                                               Common
                                                                Restricted    Stock on
                         Fiscal                                    Stock       Date of    Securities
       NAME and          Year-                                    Awards     Restricted   Underlying
      PRINCIPAL           End                                      (# of        Stock      Options/        Other
       POSITION        (July 31)      Salary         Bonus        Shares)      Award *     SARS (4)    Compensation
--------------------   ---------   -----------   ------------   ----------   ----------   ----------   ------------
Robert Benou,             2005     $ 323,333     $ 125,000(1)     85,000       $ 3.13         0        $  18,000***
Chairman, Chief           2004     $ 312,000*            0       390,000       $ 4.49         0        $  12,780***
Executive Officer,        2003     $ 291,666*            0             0           --         0        $  12,780***
Treasurer and
Director

Marc Benou, Chief         2005     $ 111,000     $  60,000(2)     80,000       $ 3.13         0
Operating Officer,        2004     $  98,500**           0       340,000       $ 4.49         0
President, Secretary      2003     $  91,333**           0             0           --         0
and Director

* Robert Benou forgave his entire salary for the fiscal years ended July 31, 2004 and, 2003.

** For the fiscal years ended July 31, 2004 and July 31, 2003, Marc Benou forgave salary in the amount of $63,500, and $54,644 respectively.

*** Other Compensation consisted of a car allowance.

(1) During the fiscal year ended July 31, 2005, the independent members of the Company's Board of Directors approved the grant of a $125,000 bonus to Robert. Benou. The Company began paying Mr. Benou's 2005 bonus in September 2005, in monthly installments of $9,000, which may increase depending on the Company's cash requirements. Mr. Benou's entire bonus of $125,000 will be paid in the next fiscal year. The Company is recording the liability in fiscal year-ended July 31, 2005 because the bonus was paid for Mr. Benou's contributions to the Company during the 2005 fiscal year.

(2) During the fiscal year ended July 31, 2005, the independent members of the Company's Board of Directors approved the granting of a $60,000 bonus to Mr. Marc Benou. The Company paid Mr. Benou's bonus in two installments of $30,000 in August and September 2005, respectively. The Company is recording the liability in fiscal year-ended July 31, 2005 because the bonus was paid for Mr. Benou's contributions to the Company during the 2005 fiscal year.

(3) On February 10, 2005, our shareholders approved the granting of 350,000 shares of our Common Stock to our directors, officers and employees. As of July 31, 2005, all of these shares were granted.

(4) On July 9, 2002 our shareholders approved our 2002 Stock Option Plan under which up to 190,000 shares of our Common Stock may be granted to our employees, directors and consultants. To date, no options have been granted under this plan. The exercise price of options granted under the 2002 Stock Option Plan will be the fair market value of our Common Stock on the date immediately preceding the date on which the option is granted.

                              EMPLOYMENT AGREEMENTS

Mr. Robert Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of August 1, 2005, Mr. Benou's annual base salary is $350,000 and increases by $20,000 on June 1st of each year. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company's annual "income before income tax provision" as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as, life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

Mr. Marc Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of August 1, 2005, Mr. Benou's base salary is $112,000 and he receives annual increases of $6,000. Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision" as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment is terminated upon death or disability of the employee and employee may be terminated by the Company for cause.

                            COMPENSATION OF DIRECTORS

No director of the Company receives any cash compensation for his services as such, but directors may receive stock options pursuant to the Company's stock option plan and grants of the Company's common stock. Currently, the Company has three directors who are not employees, Messrs. Louis Massad, David Peison and Edward Rielly.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The independent members of the Company's board of directors made all material decisions concerning executive compensation during the fiscal year ended July 31, 2005. Other than Mr. Robert Benou, who served as a member of the board of directors of Henry Bros. Electronics, Inc. until August 2005 and who is a member of the board of directors of eXegenics, Inc., no executive officer of the Company served as a member of the Board of Directors of another entity during the fiscal year ended July 31, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended July 31, 2005, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that not all of Messrs. Robert Benou's and Marc Benou's, Statements of Change in Beneficial Ownership on Form 4 were timely filed. Messrs. Robert Benou and Marc Benou have since filed their Statements of Change in Beneficial Ownership. Additionally, Mr. Peison's Form 3, Initial Statement of Beneficial Ownership, was not timely filed. This form has since been filed.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth, as of February 1, 2006, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security.

A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

The applicable percentage of ownership is based on 7,417,847 shares of our Common Stock issued and outstanding as of February 1, 2006.

                                      Amount and Nature of
Name and Title                        Beneficial Ownership   Percent of Class
-----------------------------------   --------------------   ----------------
Robert S. Benou                              205,900              2.78%
Chairman, CEO, CFO and
Director

Marc R. Benou                                229,000              3.09%
President, COO, Secretary
and Director

Louis Massad, Director                             0                 *

Thomas Fogg, Vice President                        0                 *
-Engineering

Edward J. Rielly, Director                         0                 *

David Peison, Director                        20,000                 *

All Executive Officers                       454,900              6.13%
and Directors as a Group
(6 Persons)

Barclays Global Investors, N.A. (1)          414,663              5.59%

DKR Capital Partners LP (2)                  883,960             10.96%

* Less than 1%

The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

(1) The information for Barclays Global Investors, N.A. is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2006. The principal business address is 45 Fremont Street, San Francisco, CA 94105.

(2) The information for DKR Capital Partners LP is based on information contained in a schedule 13G/A filed with the Securities and Exchange Commission on February 27, 2006. The address for DKR Capital Partners LP is 18 Church Street, Hamilton, HM11, Bermuda. The beneficial ownership of DKR Capital Partners LP ("DKR") includes (i) warrants to purchase 650,000 shares of the Company's common stock and 233,960 shares of the Company's common stock. If the warrants were exercised, DKR would hold over 9.9% of the Company's common stock upon such exercise. Notwithstanding the foregoing, the warrants provide a limitation on the exercise of such warrants, such that the number of Common Stock that may be acquired by the holder upon exercise of the warrants shall be limited to the extent necessary to ensure that following such exercise the total number of shares of Common Stock then beneficially owned by such holder does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise) for the purposes of Section 13 (d) of the Securities Exchange Act of 1934, as amended. DKR, a registered investment adviser, is the managing general partner of DKR Oasis Management Company L.P. ("DKROMC"), which is the investment manager of DKR SoundShore Oasis Holding Fund Ltd. ("SoundShore Oasis"). DKR is the managing general partner of DKROMC and DKROMC is the investment manager of Sound Shore Oasis. As such, each of DKR and DKROMC has the right to vote, or to direct the vote of, the securities issued to Soundshore.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert Benou, our Chairman, Chief Executive Officer and Chief Financial Officer has made a series of loans to the Company. The Company repaid $103,000 of the principal balance during the fiscal year ended July 31, 2004. The Company repaid the remaining principal balance of $166,929, and paid $23,371 in simple interest at 4% over the life of the loans, during the fiscal year ended July 31, 2005.

                                 PROPOSAL NO. 2

    APPROVAL OF A SUBSCRIPTION AGREEMENT DATED JANUARY 19, 2006, PURSUANT TO
      WHICH THE COMPANY MAY ISSUE MORE THAN 20% OF THE COMPANY'S ISSUED AND
                            OUTSTANDING COMMON STOCK

Rule 4350(i) of the National Association of Securities Dealers, Inc. (the "NASD") requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of Common Stock to be issued is or may be equal to 20% or more of the Common Stock, or 20% or more of the voting power, outstanding before the issuance (the "Rule 4350(i) NASD 20% Share Limitation"). If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold. The following is a summary of certain provisions of the Subscription Agreement dated January 19, 2006 between the Company and three subscribers pursuant to which the Company sold convertible notes having an aggregate principal balance of $1,250,000 (the "2006 Subscription Agreement") as well as the documents related to the Subscription Agreement. The following summary is subject to the complete terms of the Subscription Agreement and the related documents, copies of which are included as appendices C (Subscription Agreement), D (Convertible Note) and E (Warrant), the terms of which are hereby incorporated by reference. The convertible notes and warrants issued pursuant to the Subscription Agreement are referred to herein as the related documents.

The Transaction

The Subscription Agreement

Pursuant to the 2006 Subscription Agreement, the Company sold, in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, to three subscribers (the "Subscribers") convertible notes having an aggregate principal balance of $1,250,000 (the "Convertible Notes") and warrants to purchase an aggregate of 1,000,000 shares of the Company's Common Stock at an exercise price of $.9579 per share (the "Convertible Notes Offering").

From the sale of the Convertible Notes and warrants, the Company received net proceeds of $1,110,000, before deducting its attorneys' fees and other fees related to the Convertible Notes Offering. First Montauk Securities Corp. ("First Montauk") acted as the selling agent in the Convertible Notes offering. The Company paid First Montauk 10% of the principal amount of the Convertible Notes sold in the offering ($125,000) and issued First Montauk warrants to acquire 200,000 shares of Common Stock (20% of the aggregate number of shares of Common Stock that the subscribers would receive if they, immediately after the closing of the sale of the Convertible Notes converted the entire principal amount of the Convertible Notes) on the same terms and conditions as the warrants issued to the Subscribers. Pursuant to the 2006 Subscription Agreement, the Company paid $15,000 to the law firm that represented the Subscribers.

The 2006 Subscription Agreement provides that until the later of (i) the issuing of Common Stock pursuant to the Convertible Notes is approved by the Company's shareholders (if the Approval is required by the applicable NASD Market Place Rules and/or the Nasdaq's corporate governance rules) or (ii) six months after January 19, 2006 and during an Event of Default (as defined in the Convertible
Note), provided there is an effective registration statement current and available for resale of the Company's Registrable Securities (as defined in the 2006 Subscription Agreement), the Company will not enter into an agreement to nor issue any equity, convertible debt or other securities convertible into Common Stock or equity of the Company nor modify any of the foregoing which may be outstanding at anytime, without the prior written consent of the Subscribers, which consent may be withheld for any reason. The 2006 Subscription Agreement also provides that until six months after January 19, 2006, the Company will not enter into any equity line of credit or similar agreement, nor issue nor agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

Pursuant to the 2006 Subscription Agreement, and other than pursuant to certain exceptions detailed in the 2006 Subscription Agreement, until the sooner of (i) 30 days from the date the registration statement filed on behalf of the Subscribers is declared effective by the Securities and Exchange Commission, or
(ii) until all of the Shares of (as defined in the Subscription Agreement) and shares issued upon conversion of the warrants issued to the Subscribers have been resold or transferred by the Subscribers, the Subscribers have the right to participate in proposed sales by the Company of its securities. Additionally,
Section 12(b) of the 2006 Subscription Agreement provides that other than in connection with certain excepted issuances detailed in the 2006 Subscription Agreement, if at any time until the sooner of 180 days from the Registration Statement is declared effective by the Securities and Exchange Commission (provided the issuance of the Company's Common Stock pursuant to the Convertible Note has been approved by the Company's shareholders or is not required by Nasdaq) or the date the Convertible Notes have been paid off, the Company, other than in connection with certain excepted issuances described in the 2006 Subscription Agreement, issues or agrees to issue shares of its Common Stock at less than $1.25 (subject to the terms of the Convertible Note) per share (the "Conversion Price") without the consent of the Subscribers holding Convertible Notes, the Conversion Price shall be reduced to such other lower issue price (the "Favored Nation Provision").

The 2006 Subscription Agreement also provides that the Subscribers are not entitled to convert the Convertible Notes into a number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by any Subscriber and its Affiliates and (ii) the number of shares of Common Stock issuable upon the conversion of the Convertible Notes which would result in the beneficial ownership by the Subscriber and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on each Conversion Date (as this is defined in the 2006 Subscription Agreement). Provided, however, the Subscribers may waive the conversion limitation in whole or in part upon and effective after 61 days prior written notice to the Company.

The 2006 Subscription Agreement provides that the Company in its sole discretion may reduce the Conversion Price of the Convertible Notes that have not been paid off or fully converted if the Company's shareholders have approved the transaction or if such approval is not required by the applicable rules of the Nasdaq.

The securities sold to the Subscribers pursuant to the 2006 Subscription Agreement were not registered under the Securities Act of 1933, as amended, and may not be offered or sold within the United States absent registration or an available exemption from such registration requirements. Pursuant to the 2006 Subscription Agreement the Company is obligated to file a registration statement with the Securities and Exchange Commission to register the resale of the Common Stock issuable upon conversion of the Convertible Notes and the shares of Common Stock issuable upon exercise of the warrants under the Securities Act.

The Company is using the proceeds from the sale of the Convertible Notes for general corporate purposes.

The Convertible Notes

As stated above, pursuant to the 2006 Subscription Agreement, the Company sold and issued to three Subscribers Convertible Notes having an aggregate principal balance of $1,250,000. A form of the Convertible Notes is attached hereto as Appendix "D." The conversion price of each note is $1.25 per share. If the Convertible Notes are fully converted, the Company will issue 1,000,000 shares of Common Stock to the holders of the Convertible Notes. The Company will not receive any proceeds if the notes are converted nor will it receive any proceeds if the Subscribers sell the shares of Common Stock issued upon conversion of the Convertible Notes. Interest payable on the Convertible Notes accrues from January 19, 2006 at a rate of 5% per annum and is payable quarterly in arrears. Amortizing payments of the outstanding principal amount and interest on the Notes begins on January 19, 2008 and the same day of each month thereafter until the principal amount and interest have been repaid in full (each a "Repayment Date").

Pursuant to the Convertible Notes, and subject to its terms, the Company at its election may make payments on the interest due on the Convertible Note (i) in cash within three business days of the applicable Repayment Date or (ii) in registered Common Stock, which shall be at an applied conversion rate equal to the lesser of (A) $1.25 (subject to adjustment as specified in the Note) or (B) eighty-five percent (85%) of the volume weighted average price of the Common Stock as reported by Bloomberg L.P. ("VWAP") for the ten days preceding such Repayment Date. Unless waived by the Holder of the Convertible Note, the Company may not elect to make payments on interest due on the Convertible Note in Common Stock in an amount of shares of Common Stock which would exceed in the aggregate for all Holders of Notes similar to the Convertible Note, thirty-five percent of the aggregate daily trading volume for the seven trading days preceding the Repayment Date as reported by Bloomberg L.P. multiplied by the VWAP for such seven day period. Assuming a weighted average price of the Company's Common Stock for the ten trading days preceding a Repayment Date of $1.00 per share, the Company would issue 15,582 shares of Common Stock.

The Warrants

As stated above, upon exercise of the warrants issued to the Subscribers (a form o f which is attached hereto as Appendix "E"), the Company will issue 1,000,000 shares of Common Stock. Additionally, as stated, in connection with the Convertible Note Offering, the Company granted First Montauk warrants to purchase 200,000 shares of Common Stock on the same terms and conditions as the warrants issued to the Subscribers. The exercise price of the warrants is $.9579 (as adjusted pursuant to the terms of the warrants, the "Purchase Price") per share. If there is an Effective Registration Statement (as defined in the Subscription Agreement) pursuant to which shares of the Company's Common Stock issuable upon conversion of the Convertible Notes and the warrants issued pursuant to the 2006 Subscription Agreement have been registered with the Securities and Exchange Commission, then the warrants are only exercisable in cash, provided, however, if the Registration Statement is not effective, then the Subscribers may exercise their warrants by (i) by paying cash equal to the applicable aggregate Purchase Price, (ii) by cashless exercise in accordance with the terms of the warrant or (iii) any combination of any of the foregoing methods.

If the warrants are fully exercised (including those issued to First Montauk) for cash, the Company would receive, $1,149,480.

Issuance of 20% or More of the Outstanding Common Stock

On January 18, 2006 and immediately after the completion of the sale of the Convertible Notes, there were 7,417,847 shares of Common Stock issued and outstanding, which under NASD Rule 4350(i) would prohibit the Company from issuing more than 1,483,569 shares of Common Stock at a price that is less than the greater of the book or market value of the Company's Common Stock without shareholder approval. Because certain provisions of the 2006 Subscription Agreement and related documents may require the Company to issue shares above this threshold number at a price that is less than the greater than the book or market value of the Company's Common Stock, shareholder approval is being sought to give the Company the ability to issue such additional shares. Specifically, provisions of the 2006 Subscription Agreement which may require that additional shares be issued include: the Favored Nations Provision, the provision enabling the Company to reduce the Conversion Price of the Notes and the provision of the Convertible Notes which enables the Company to pay interest due on the Convertible Notes by issuing shares of its Common Stock to the holders of the Convertible Notes instead of paying the interest due on the Convertible Notes in cash.

As stated above, pursuant to the Favored Nations provision of the Subscription Agreement, if, at any time until the sooner of 180 days from the Registration Statement is declared effective by the Securities and Exchange Commission or the date the Convertible Notes have been paid off, the Company sells shares of its Common Stock at less than $1.25 per share (other than in connection with certain excepted issuances described in the Subscription Agreement) without the consent of the Subscribers holding Convertible Notes, the Conversion Price of the Convertible Notes shall be reduced to such other lower issue price. Additionally, the Subscription Agreement enables the Company to reduce the Conversion Price of the Notes. However, Company will not be able to reduce the Conversion Price of the Convertible Notes, pay interest due on the Convertible Notes by issuing shares of its Common Stock or issue shares pursuant to the Favored Nations provision if doing so would cause the Company to issue more than 1,483,569 shares of its Common Stock at a price that is less than the greater of book or market value of the Company's Common Stock, including the shares issuable pursuant to the Convertible Note.

If the Company were to issue additional shares of its Common Stock pursuant to the Subscription Agreement and the related documents, such issuances may affect the rights of existing holders of the Company's Common Stock to the extent that future issuances of Common Stock reduce each existing shareholder's proportionate ownership and voting rights in the Company. In addition, possible dilution caused by future issuances of Common Stock could lead to a decrease in the Company's net income per share in future periods and a resulting decline in the market price of the Company's Common Stock.

The Board of Directors believes that it is in the Company's best interest to have the ability to issue an aggregate amount of Common Stock that may exceed the Rule 4350 (i) NASD 20% Share Limitation, pursuant to the Subscription Agreement and related documents because this may enable the Company to, among other things, pay the interest due on the Convertible Notes by issuing the holders of the Convertible Notes shares of the Company's Common Stock and encourage the Subscribers to convert the Convertible Notes by reducing the Conversion Price which will enable the Company to conserve its cash.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE EXECUTION OF THE SUBSCRIPTION AGREEMENT AND THE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S OUTSANDING COMMON STOCK PURSUANT TO THE SUBSCRIPTION AGREEMENT AND THE RELATED DOCUMENTS.

                                 PROPOSAL NO. 3

                            APPROVAL OF STOCK GRANTS

There is being submitted to the shareholders for approval at the Annual Meeting, the granting of an aggregate of 450,000 shares of the Company's restricted Common Stock to the Company's officers, directors, employees and consultants. If approved by our shareholders, the Board will be authorized to, from time-to-time, issue an aggregate of 450,000 shares of the Company's Common Stock to the Company's officers, directors, employees and consultants. The specific number of shares of the Company's Common Stock granted to any officer, director, employee or consultant and the specific officers, directors, employees and/or consultants granted shares will be determined by the Board. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company's common stock. Officers, directors, employees and consultants will be required to pay the Company the sum of $.01 per share prior to the issuance of their shares. The Common Stock will be granted in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

We believe that stock grants play an important role in providing officers, directors and employees with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.

Those officers, directors, employees and consultants receiving stock grants will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company's other shareholders. The grant of shares also may affect the Company's ability to obtain additional capital during the term of any options.

Federal Income Tax Consequences of the Restricted Stock Grants

Generally, the recipient of a restricted stock grant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the recipient to suit under the "short swing profit" provisions of Section 16 of the Securities Exchange Act of 1934, as amended. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the Common Stock included in a restricted stock award, the recipient will not be entitled to any deduction except to the extent the recipient paid for such common stock. Upon a sale of the Common Stock included in the restricted stock or award, the recipient will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the recipient's tax basis for such shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE GRANTING OF AN AGGREGATE OF 450,000 SHARES OF THE COMPANY'S COMMON STOCK AS SET FORTH ABOVE.

                                 PROPOSAL NO. 4

     REDUCTION OF WARRANT EXERCISE OF WARRANTS ISSUED TO FIVE INVESTORS IN A
                                PRIVATE PLACEMENT

On July 19, 2005 (the "Closing Date"), Conolog Corporation (the "Company") entered into a Subscription Agreement (the "2005 Subscription Agreement") with five investors relating to the issuance and sale, in a private placement ("Private Placement") exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the 2005 Subscription Agreement, the company issued 1,200,000 shares of its Common Stock at a price of $1.25 per share (the "Purchase Price") and warrants to purchase 1,200,000 shares of the Company's Common Stock at a price of $1.6892 per share (the "Warrant Exerchise Price") which are exercisable for a period commencing six months from the Closing Date and terminating on the fifth anniversary of the issuance of such warrant. The Company received gross proceeds of $1,500,000 and net proceeds of $1,339,993.50 before deducting attorneys' fees, printing fees and other miscellaneous fees related to the private placement. First Montauk acted as selling agent in the private placement. Pursuant to the Selling Agent Agreement between the Company and First Montauk, First Montauk was paid a cash fee of $150,000 (10% of the aggregate purchase price of the Common Stock sold to the Subscribers ). The Company also issued First Montauk, including First Montauk's employees and affiliates, warrants to purchase 240,000 shares of its Common Stock on the same terms as those issued to Subscribers. The issuance of the warrant to First Montauk (including its employees and affiliates) was made in reliance upon the exemption provided in Section 4(2) of the Securities Act. Pursuant to the Subscription Agreement and the agreement between the Company and the Selling Agent, the Company filed a registration statement with the Securities and Exchange Commission to register the resale of the securities and the (securities issuable upon the exercise of the warrants) under the Securities Act.

To encourage the exercise of the Warrants, the Board of Directors is recommending that it be given the discretion to lower the Warrant Exercise Price from time-to-time in its sole discretion provided it does not lower the Warrant Exercise below $0.65 per share. If the warrants are exercised by the five investors and First Montauk (including First Montauk's employees and affiliates), the Company would receive proceeds from such exercise, which would increase the shareholders' equity and the Company will have more cash for use in its operations.

The Board of Directors believes that having the discretion to reduce the Warrant Exercise will enable the Company to raise additional capital and increase shareholder equity.

THE BOARD OF DIRECTORS RECEOMMENDS VOTING "FOR" GIVING IT DESCRETION TO REDUCE THE WARRANT EXERCISE PRICE OF WARRANTS ISSUED PURSUANT TO THE 2005 SUBSCRIPTION AGREEMENT PROVIDED THAT IT DOES NOT REDUCE THE WARRANT EXERCISE BELOW $0.65.

                                 PROPOSAL NO. 5

                 INCREASE OF THE CORPORATIONS AUTHORIZED SHARES

On February 24, 2006, the Board of Directors unanimously declared advisable an amendment to the Company's Certificate of Incorporation to provide for an increase in the number of shares of Common Stock included in the authorized capital of the Company, from 20,000,000 shares to 30,000,000 shares, subject to the approval of the amendment by the Company's shareholders. The proposed amendment would not change the number of shares of preferred stock that is currently authorized (2,000,000). The text of this proposed amendment is included in the Certificate of Amendment attached hereto as Appendix F.

The Company is required by Delaware law to obtain shareholder approval for any amendment to its Certificate of Incorporation. After considering the Company's current number of issued and outstanding shares of Common Stock, its current outstanding equity obligations and the potential of future opportunities to raise capital, the Board of Directors has determined that it is necessary to increase the number of shares of Common Stock authorized for issuance from 20,000,000 shares to 30,000,000 shares.

If approved by our shareholders, the increase in authorized capital would become effective as soon as reasonably practicable after the Annual Meeting by filing the Certificate of Amendment with the Secretary of State of the State of Delaware.

The Board of Directors believes that the proposed amendment will provide the Company with flexibility for issuances of equity, thus maintaining the Company's ability to respond to any corporate opportunities which may arise in the future while continuing to have enough shares in reserve to satisfy current obligations. The unissued shares would be available for issuance from time to time for various corporate purposes, including employee compensation plans, acquisitions and public or private sales for cash as a means of raising capital. The increase in authorized capital would mean that the additional authorized shares would be available for issuance from time to time at the discretion of your Board without further shareholder action except as may be required for a particular transaction by law, the policies of the Nasdaq or any contractual obligations of the Company that may be in effect at the time of issuance which will in many cases avoid any potential expense or delay in connection with obtaining shareholder approval for a particular issuance of shares.

The proposal to increase the authorized capital of the Company may affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock reduce each existing shareholder's proportionate ownership and voting rights in the Company. In addition, possible dilution caused by future issuances of Common Stock could lead to a decrease in the Company's net income per share in future periods and a resulting decline in the market price of the Company's Common Stock. It is not anticipated that adoption of the amendment would have any other effect on the holders of the Company's Common Stock.

                                 PROPOSAL NO. 6

                       RATIFICATION OF SECTION OF AUDITORS

The Board of Directors recommends the selection of Bagell, Josephs & Company, L.L.C. ("Bagell Josephs") as independent auditors to examine the Company's financial statements for the fiscal year ending July 31, 2006. Representatives of Bagell, Josephs & Company, L.L.C. ("Bagell Josephs") are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFYING BAGELL, JOSEPHS & COMPANY, L.L.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2006.

On September 13, 2004, Rosenberg Rich Baker Berman & Company ("Rosenberg Rich Baker") resigned and provided written notice to the Company that the auditor-client relationship had ceased.

The reports of Rosenberg Rich Baker on the consolidated financial statements of the Company and its subsidiaries for the Company's fiscal years ended July 31, 2004 and July 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty or audit scope or accounting principles.

The decision to resign was made by Rosenberg Rich Baker and, accordingly, no action was taken by the Company's audit committee to recommend or approve this change of accountants.

During the Company's fiscals year ended July 31, 2004 and July 31, 2003 and the subsequent interim period through September 13, 2004, there were no disagreements between the Company and Rosenberg Rich Baker on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to Rosenberg Rich Baker's satisfaction, would have caused Rosenberg Rich Baker to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such periods. In addition, during the subsequent interim period through September 13, 2004, Rosenberg Rich Baker did not advise the Company that: (i) internal controls necessary to develop reliable financial statements did not exist; (ii) information has come to Rosenberg Rich Baker's attention which made it unwilling to rely on management's representations or unwilling to be associated with the financial statements prepared by management; or that
(iii) the scope of the audit should be expanded significantly, or information has come to the attention of Rosenberg Rich Baker that it has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements and the issue was not resolved to the satisfaction of Rosenberg Rich Baker prior to its resignation or dismissal.

Audit Fees

The aggregate fees for professional services rendered by Bagell Josephs for the audit of our annual financial statements for 2005 and 2004 and for the review of the Company's financial statements included in the Company's
Form 10-QSB filed with the Securities and Exchange Commission during 2004 and 2005 were approximately $30,000 and $33,000, respectively. The aggregate fees for professional services rendered by Rosenberg Rich Baker for the review of the financial statements included in the Quarterly Reports on Form 10-QSB in 2004 were $12,000.

Audit-Related Fees

No fees were billed by Bagell Josephs for the fiscal years ended July 2004 and 2005 for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the caption "Audit Fees."

Tax Fees

No fees were were billed by Bagell Josephs for the fiscal years ended July 2005 and 2004 for professional services rendered for tax compliance, tax advice and tax planning for the Company.

All Other Fees

No fees were billed by Bagell, Josephs, Levine & Co., LLC for professional services rendered for the fiscal years ended 2005 and 2004, other than as stated above under the captions "Audit Fees" and "Tax Fees." The Audit Committee is responsible for pre-approving all audit services and all non-audit services to be provided by independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Audit Committee in respect of such approvals, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations. For fiscal years 2005 and 2004, none of the fees listed above were covered by the de minimus exception.

                                   FORM 10-KSB

The Company is providing without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year.

                                  OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

                              SHAREHOLDER PROPOSALS

Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than March 17, 2006.

                                    EXPENSES

All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

By Order of the Board of Directors,

                                         /s/ Robert S. Benou
                                         --------------------------------------
                                         Robert S. Benou
                                         Chairman & Chief Executive Officer

                                   APPENDIX A

                               CONOLOG CORPORATION
                         AUDIT COMMITTEE OF THE BOARD OF
                                    DIRECTORS

                                     CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

2. Review and appraise the audit efforts of the Corporation's independent accountants.

3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

o been employed by the Corporation or its affiliates in the current or past three years;

o accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

o an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

IV. RESPONSIBILITIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

8. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

15. Review managements' monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

17. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or Board deems necessary or appropriate.

                                   APPENDIX B

                          NOMINATING COMMITTEE CHARTER
                           of the Nominating Committee
                             of Conolog Corporation

This shall be the Nominating Committee Charter of Conolog Corporation ("the Company").

I. Purpose

The purpose of the Nominating Committee (the "Committee") of the Board of Directors ("the "Board of the Company") is to assist the Board in discharging the Board's responsibilities regarding:

(a) Reviewing the appropriate size, function and needs of the Board of Directors;

(b) developing the Board's policy regarding tenure and retirement of directors;

(c) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof and

(d) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II. Membership

The Committee shall be composed of two directors, as determined by the Board, each of whom have never been employed by the Company and each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

                          Nominating Committee Charter

III. Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company's bylaws that are applicable to the Committee.

The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV. Duties and Responsibilities

1. (a) At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

                          Nominating Committee Charter

(i) personal and professional integrity, ethics and values;

(ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company;

(iii) experience in the Company's industry and with relevant social policy concerns;

(iv) experience as a board member of another publicly held company;

(v) academic expertise in an area of the Company's operations; and

(vi) practical and mature business judgment.

2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company's certificate of incorporation and bylaws.

4. The Committee shall oversee the Board in the Board's annual review of its performance (including its composition and organization), and will make appropriate recommendations to improve performance.

5. The Committee shall develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company's security holders and procedures for submission by security holders of director nominee recommendations.

6. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

7. The Committee shall periodically report to the Board on its findings and actions.

8. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V. Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company's certificate of incorporation, bylaws and applicable law and rules of markets in which the Company's securities then trade.

                          Nominating Committee Charter

                                 APPENDIX C

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of January 19, 2006, by and among Conolog Corporation, a Delaware corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to Five Million Dollars ($5,000,000) (the "Purchase Price") of principal amount of promissory notes of the Company ("Note" or "Notes"), a form of which is annexed hereto as Exhibit A, convertible into shares of the Company's common stock, $0.01 par value (the "Common Stock") at a per share conversion price set forth in the Note ("Conversion Price"); and share purchase warrants (the "Warrants"), in the form annexed hereto as Exhibit B, to purchase shares of Common Stock (the "Warrant Shares"). The Notes, shares of Common Stock issuable upon conversion of the Notes (the "Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

         WHEREAS, the aggregate proceeds of the sale of the Notes and the Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the "Escrow Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

                  1. Conditions To Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount designated on the signature page hereto. The aggregate amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Closing Purchase Price.

                  2. Closing Date. The "Closing Date" shall be the date that subscriber funds representing the net amount due the Company from the Closing Purchase Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company. Notwithstanding anything to the contrary herein, the parties to this Agreement agree that the Closing Date shall be deemed to be January 19, 2006. The consummation of the transactions contemplated herein for all Closings shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement.

                  3. Class A Warrants. On the Closing Date, the Company will issue and deliver Class A Warrants to the Subscribers (the "Warrants"). One Class A Warrant will be issued for each one Share which would be issued on the Closing Date assuming the complete conversion of the Notes issued on such Closing Date at the Conversion Price in effect on the Closing Date assuming such Closing Date were a Conversion Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Warrant shall be equal to $103% of the closing bid price of the Company's common stock on the Principal Market for the trading day preceding, the Closing Date, as reported by Bloomberg L.P. The Class A Warrants shall be exercisable until five (5) years after the Closing Date. The Warrants will be exercisable on a cashless basis as described in the Warrants.

                  4. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                           (a) Organization and Standing of the Subscribers. If
the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                           (b) Authorization and Power. Each Subscriber has the
requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

                           (c) No Conflicts. The execution, delivery and
performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements made by the Company herein.

                           (d) Information on Company. The Subscriber has had
access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended July 31, 2004 and all periodic or other reports filed with the Commission (hereinafter referred to as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                           (e) Information on Subscriber. The Subscriber is, and
will be at the time of the conversion of the Notes and exercise of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to make an informed investment decision with respect to the proposed purchase of the Note, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                           (f) Purchase of Notes and Warrants. On the Closing
Date, the Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

                           (g) Compliance with Securities Act. The Subscriber
understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

                            (h) Shares Legend. The Shares and the Warrant Shares
shall bear the following or similar legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO [THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (i) Warrants Legend. The Warrants shall bear the
following or similar legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (j) Note Legend. The Note shall bear the following
legend:

                  "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF

                  AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (k) Communication of Offer. The offer to sell the
Securities was communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                           (l) Authority; Enforceability. This Agreement and
other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                           (m) Restricted Securities. Subscriber understands
that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act. Notwithstanding anything to the contrary contained in this Agreement, and provided that prior to any transfer, the Subscriber and the proposed transferee execute and deliver to the Company a representation letter that is reasonably acceptable to the Company, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D, such Affiliate agrees to be bound by the terms and conditions of this Agreement. The Company will be liable for damages arising out of any unreasonable delay in reissuing Common Stock to an Affiliate of the Subscriber. Subscriber indemnifies the Company in the event an exemption from such transfer under the 1933 Act is found not to have been available. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                           (n) No Governmental Review. Each Subscriber
understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                           (o) Correctness of Representations. Each Subscriber
represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to each Closing Date shall be true and correct as of the Closing Date.

                           (p) Survival. The foregoing representations and
warranties shall survive the Closing Date until three years after the Closing Date.

                  5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that except as set forth in the Reports and as otherwise qualified in the Transaction Documents:

                           (a) Due Incorporation. The Company is a corporation
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company's material Subsidiaries as of the Closing Date are set forth on Schedule 5(a) hereto.

                           (b) Outstanding Stock. All issued and outstanding
shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                           (c) Authority; Enforceability. Except for the
Approval, if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, the Agreement, the Note, the Warrants, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. Except for the Approval, if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, the Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                           (d) Additional Issuances. There are no outstanding
agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the Subsidiaries of the Company except as described on Schedule 5(d), or in the Reports. The Common stock of the Company on a fully diluted basis outstanding as of the last trading day preceding the Closing Date is set forth on Schedule 5(d).

                           (e) Consents. Except for the Approval described in
Section 9 of this Agreement, if the Approval is required by applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, and the approval and/or notice required by the corporate governance rules of the NASDAQ Capital Market (formerly known as the NASDAQ SmallCap Market) (the "SmallCap"), including but not limited to the requirement to file an Additional Shares Listing Application with the SmallCap at least (15) days prior to the issuance of the Shares or the Warrant Shares, no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market, nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

                           (f) No Violation or Conflict. Assuming the
representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                                    (i) violate, conflict with, result in a
breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

                                    (ii) result in the creation or imposition of
any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or

                                    (iii) result in the activation of any
anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                                    (iv) result in the activation of any
piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

                           (g) The Securities. The Securities upon issuance:

                                    (i) are, or will be, free and clear of any
security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                                    (ii) have been, or will be, duly and validly
authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted);

                                    (iii) will not have been issued or sold in
violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                                    (iv) will not subject the holders thereof to
personal liability by reason of being such holders provided Subscriber's representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

                                    (v) will not result in a violation of
Section 5 under the 1933 Act.

                           (h) Litigation. There is no pending or, to the best
knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

                           (i) Reporting Company. The Company is a publicly-held
company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, as amended, the Company has filed all 10-KSB and 10-QSB reports required to be filed thereunder with the Commission during the preceding twelve months.

                           (j) No Market Manipulation. The Company and its
Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold, provided, however, that this provision shall not prevent the Company from engaging in investor relations/public relations activities consistent with past practices.

                           (k) Information Concerning Company. The Reports
contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the material information required to be disclosed therein. Since the last day of the fiscal year of the most recent audited financial statements included in the Reports ("Latest Financial Date"), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                           (l) Stop Transfer. The Company will not issue any
stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                           (m) Defaults. The Company is not in violation of its
articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company's knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

                           (n) Not an Integrated Offering. Neither the Company,
nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the SmallCap Market or any Principal Market which would impair exemptions relied upon in this Offering (as defined in Section 8(b)). Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder.

                           (o) No General Solicitation. Neither the Company, nor
any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                           (p) Listing. The Company's common stock is quoted on
the SmallCap. Other than prior notices, all of which the Company has complied with and the notice dated June 24, 2004, and any subsequent notifications related thereto from the SmallCap, the Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the SmallCap nor that its common stock does not meet all requirements for the continuation of such quotation. As of the date hereof, other than the requirements of NASD Market Place Rule Section 4310 (c) (4), the Company satisfies all the requirements for the continued quotation of its common stock on the SmallCap.

                           (q) No Undisclosed Liabilities. Other than the
execution of this Subscription Agreement and the transactions contemplated therein, the Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since the Latest Financial Date and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed on Schedule 5(q).

                           (r) No Undisclosed Events or Circumstances. Other
than the execution of this Subscription Agreement and the transactions contemplated therein, since the Latest Financial Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                           (s) Capitalization. The authorized and outstanding
capital stock of the Company as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d) or as disclosed in the Reports, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.


                           (t) Dilution. The Company's executive officers and
directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that subject to the Company's receiving the Approval, if the Approval is required by the applicable NASD Market Place rules and/or Nasdaq's corporate governance rules, its obligation to issue the Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                           (u) No Disagreements with Accountants and Lawyers.
There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                           (v) DTC Status. The Company's transfer agent is a
participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(v) hereto.

                           (w) Investment Company. Neither the Company nor any
Affiliate is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (x) Solvency. Based on the financial condition of the
Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the Offering (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                           (y) Correctness of Representations. The Company
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to each Closing Date, shall be true and correct in all material respects as of the Closing Date.

                           (z) Survival. The foregoing representations and
warranties shall survive the Closing Date until two years after the Closing
Date.

                  6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit D. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants pursuant to an effective registration statement, provided, however, the Subscriber seeking such opinion meets all applicable requirements for such resale and provided such Subscriber provides the

Company and/or its counsel with such information as the Company's counsel may need in order to render such opinion. Subscriber agrees that any legal opinions required hereunder or under any other Transaction Documents may be supplied by the Company's in house General Counsel.

                  7.1. Conversion of Note.

                           (a) Upon the conversion of a Note or part thereof,
the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, provided however, if the stock certificates being issued pursuant to this Section are being issued to the Subscriber's nominee and not in connection with a sale thereof, prior to such issuance, the Subscriber and the proposed nominee shall execute and deliver to the Company a representation letter that is reasonably acceptable to the Company. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will, subject to the provisions of this Subscription Agreement, be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration. Subscriber hereby agrees to indemnify the Company in the event an exemption from such transfer under the 1933 Act is found not to have been available.

                           (b) Subscriber will give notice of its decision to
exercise its right to convert the Note, interest, any sum due to the Subscriber under the Transaction Documents including Liquidated Damages, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 12(a) of this Agreement. The Subscriber will be required to surrender the Note prior to the conversion of the Note. Subscriber will also be required to surrender the note within three business days of the satisfaction by the Company of such Note. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within five (5) business days after receipt by the Company of the Notice of Conversion (such fifth day being the "Delivery Date"). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber and the Subscriber has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber has delivered the original Note to the Company. In the event that a Subscriber does not surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note. "Business day" and "trading day" as employed in the Transaction Documents is a day that the New York Stock Exchange is open for trading for three or more hours.

                           (c) The Company understands that a delay in the
delivery of the Shares in the form required pursuant to Section 7.1 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, respectively after the Delivery Date or the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Subscriber for late issuance of Shares in the form required pursuant to Section 7.1 hereof upon Conversion of the Note in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount being converted of the corresponding Shares which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                           (d) Nothing contained herein or in any document
referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                           (e) The Company may in its sole discretion reduce the
Conversion Price of any Notes that have not been paid off or fully converted if
(i) the Approval has been obtained or (ii) if the Approval is not required by the applicable NASD Market Place Rules and/or the Nasdaq's corporate governance rules. In the event the Conversion Price is reduced pursuant to this Section 7.1(e), the Company shall notify any Subscribers holding Notes which have not been paid by the Company or fully converted by the Subscribers of such reduced Conversion Price.

                  7.2. Mandatory Redemption at Subscriber's Election. In the event (i) the Company is prohibited from issuing Shares, (ii) the Company fails to timely deliver Shares on a Delivery Date, (iii) upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement), (iv) of the liquidation, dissolution or winding up of the Company, or (v) a Change of Control (as defined below) any of which that continues for more than ten days, then at the Subscriber's election, the Company must pay to the Subscriber ten
(10) business days after request by the Subscriber, at the Subscriber's election, a sum of money determined by (y) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 120%, or (z) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a "Deemed Conversion Date") at the Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the Principal Market for the period commencing on the Deemed Conversion Date until the day prior to the receipt by the Subscriber of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding. Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the twenty day period prior to the actual receipt of the Mandatory Redemption Payment by the Subscriber shall be credited against the Mandatory Redemption Payment. For purposes of this Section 7.2, "Change in Control" shall mean (i) the Company becoming a Subsidiary of another entity, (ii) a majority of the board of directors of the Company as of the Closing Date no longer serving as directors of the Company except due to natural causes, (iii) the sale, lease or transfer of substantially all the assets of the Company or Subsidiaries.

                  7.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its Affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its Affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such

Conversion Date. Beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%. The Subscriber may waive the conversion limitation described in this Section 7.3, in whole or in part, upon and effective after 61 days prior written notice to the Company. The Subscriber may decide whether to convert a Note or exercise Warrants to achieve an actual 4.99% ownership position.

                  7.4. Injunction Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof or exercise the Warrant in whole or in part, the Company may not refuse conversion or exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Note or exercise of all or part of such Warrant shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the outstanding principal and interest of the Note, or aggregate purchase price of the Warrant Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment. Notwithstanding the foregoing, if the Company receives an order restraining it from converting from a court or administration agency of competent jurisdiction, it shall comply without a bond requirement.

                  7.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if after seven (7) business days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber was entitled to receive upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice and acceptable written proof of the purchase and the amount thereof and indicating the amounts payable to the Subscriber in respect of the Buy-In.

                  7.6 Adjustments. The Conversion Price, Warrant exercise price and amount of Shares issuable upon conversion of the Notes and exercise of the Warrants shall be adjusted as described in this Agreement, the Notes and Warrants.

                  7.7. Redemption. The Note and Warrants shall not be redeemable or mandatorily convertible except as described in the Note and Warrants.

                  8. Broker/Legal Fees.

                           (a) Broker's Commission. The Company on the one hand,
and each Subscriber (for himself only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees other than other than ___________________________, ("Broker") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Anything in this Agreement to the contrary notwithstanding, each Subscriber is providing indemnification only for such Subscriber's own actions and not for any action of any other Subscriber. The liability of the Company and each Subscriber's liability hereunder is several and not joint. The Company agrees that it will pay the Broker the fees set forth on Schedule 8 hereto ("Broker's Fees"). The Company represents that to the best of its knowledge there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Broker.

                           (b) Legal Fees. The Company shall pay to Grushko &
Mittman, P.C., a cash fee of $15,000 and the Broker shall pay to Grushko & Mittman, P.C. a cash fee of $10,000 ("Legal Fees") as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes and Warrants (the "Offering"). The Legal Fees will be payable on the Closing Date out of funds held pursuant to the Escrow Agreement.

                  9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

                           (a) Stop Orders. So long as the Subscribers own any
of the Securities, the Company will advise the Subscribers, within two hours after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                           (b) Listing. The Company shall promptly secure the
listing of the shares of the Common Stock and the Warrant Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for listing (subject to official notice of issuance) and shall maintain such listing so long as any Notes or Warrants are outstanding, provided the Company's Common Stock continues to be listed on such national securities exchange or automated quotation system. So long as Subscriber own any securities, the Company will use its best reasonable efforts to maintain the listing of its Common Stock on the American Stock Exchange, SmallCap, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing or other obligations under the bylaws or rules of the Principal Market, as applicable. So long as the Subscriber own the securities, the Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the SmallCap is the Principal Market.

                           (c) Market Regulations. The Company shall notify the
Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

                           (d) Filing Requirements. From the date of this
Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act,
(B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if Company is not subject to such reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date. Until the earlier of the resale of the Common Stock, and the Warrant Shares by each Subscriber or two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

                           (e) Use of Proceeds. The proceeds of the Offering
will be employed by the Company for the purposes set forth on Schedule 9(e) hereto. Except as set forth on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, litigation related expenses or settlements, brokerage fees, nor non-trade obligations outstanding on a Closing Date. For so long as any Notes are outstanding, the Company will not prepay any financing related debt obligations nor redeem any equity instruments of the Company.

                           (f) Reservation. Prior to the Closing Date, the
Company undertakes to reserve, pro rata, on behalf of the Subscribers from its authorized but unissued common stock, a number of common shares equal to 175% of the amount of Common Stock necessary to allow each Subscriber to be able to convert all Notes issuable pursuant to this Agreement and interest thereon and reserve 100% of the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this Section 9(f) for five (5) consecutive business days or fifteen (15) days in the aggregate shall be a material default of the Company's obligations under this Agreement and an Event of Default under the Note.

                           (g) Taxes. From the date of this Agreement and until
the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                           (h) Insurance. From the date of this Agreement and
until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                           (i) Books and Records. From the date of this
Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                           (j) Governmental Authorities. From the date of this
Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                           (k) Intellectual Property. From the date of this
Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

                           (l) Properties. From the date of this Agreement and
until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

                           (m) Confidentiality/Public Announcement. From the
date of this Agreement and until the sooner of (i) six months after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or the Registration Statement or as otherwise required in any other Commission filing or in filings with the SmallCap or such other Principal Market, it will not disclose publicly the identity of the Subscribers unless expressly agreed to in writing by a Subscriber, only to the extent required by law or regulations of the SmallCap or such other Principal Market. In any event and subject to the foregoing, the Company shall make a public announcement describing the Offering not later than the third business day after the Closing Date. The Company also undertakes to file a Form 8-K describing the Offering. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing. A form of the proposed Form 8-K or public announcement to be employed in connection with the Closing is annexed hereto as Exhibit E. The Subscribers expressly consent to the filing of such Form 8-K and the making of the aforementioned public announcement.

                           (n) Further Registration Statements. Except for a
registration statement filed on behalf of the Subscribers pursuant to Section 11 of this Agreement and as set forth on Schedule 11.1 hereto, the Company will not file any registration statements or amend any already filed registration statement, including but not limited to Forms S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until the sooner of (i) the Registration Statement shall have been current and available for use in connection with the resale of the Registrable Securities (as defined in Section 11.1(i)) for a period of 30 days or (ii) until all the Shares and Warrant Shares have been resold or transferred by the Subscribers pursuant to the Registration Statement or Rule 144, without regard to volume limitations (the "Exclusion Period"). The Exclusion Period will be tolled during the pendency of an Event of Default as defined in the Note.

                           (o) Blackout. The Company undertakes and covenants
that until the end of the Exclusion Period, the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current for a period ten (10) or more consecutive days nor more than twenty (20) days during any consecutive three hundred and sixty-five (365) day period.

                           (p) Non-Public Information. The Company covenants and
agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                           (q) Shareholder Approval. If required by the
applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, the Company and Subscriber agree that until the Company either obtains shareholder approval of the issuance of the Securities, or an exemption from NASDAQ's corporate governance rules as they may apply to the Shares and Warrants, and an opinion of counsel reasonably acceptable to Subscriber that the issuance of the Shares and Warrants will not violate NASDAQ's corporate governance rules nor may result in a delisting of the Company's common stock from the SmallCap (the "Approval"), each Subscriber may not receive any Shares or Warrants. If the Approval is required by the applicable NASD Market Place Rules, and or Nasdaq's corporate governance rules, the Company covenants to use its best reasonable efforts to obtain the Approval to allow the issuance of the Shares and Warrants. If the Approval is required by the applicable NASD Market Place Rules and/or the Nasdaq's corporate governance rules, the Company further covenants to file the preliminary proxy statement relating to the Approval with the Commission on or before thirty (30) days after the Closing Date ("Proxy Filing Date"). If the Approval is required by the applicable NASD Market Place Rules and/or the Nasdaq's corporate governance rules, the Company further covenants to use its best reasonable efforts to obtain the Approval not later than the sooner of seventy-five (75) days from the Closing Date ("Approval Date"). If the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, the Company's failure to (i) file the proxy on or before the Proxy Filing Date; or (ii) the Company's failure to convene a meeting or shareholders with a quorum present and vote upon the Approval within seventy-five (75) days, or in the case of an SEC review, one hundred and five (105) days after the Closing Date; or (iii) the Company's failure to obtain the Approval on or before the Approval Date (any of the preceding being an "Approval Default") shall be deemed a rejection ("Rejection") and the Company shall immediately notify each Subscriber of such Approval Default; provided, however that any Subscriber may waive such Rejection During the ten (10) business days following its receipt of notification from the Company that such Approval Default has occurred, in which case the Company shall remain obligated to such Subscriber to use its best reasonable efforts to file the proxy and obtain the Approval as set forth above.

                           (r) For purposes of this Section, in the event the
Subscribers or their permitted assignees no longer own any Notices, Warrants and none of the Shares and Warrant Shares are held in the name of the Subscribers, the Shares and Warrant Shares shall be deemed to have been transferred by the Subscribers unless the Subscriber provide the Company with written proof reasonably acceptable to the Company that the Shares or Warrant Shares are still owned by such Subscriber or such Subscriber's Affiliate.

                  10. Covenants of the Company and Subscriber Regarding Indemnification.

                           (a) The Company agrees to indemnify, hold harmless,
reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

                           (b) Each Subscriber agrees to indemnify, hold
harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber or a material breach of any warranty by the Subscribers in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

                           (c) The procedures set forth in Section 11.6 shall
apply to the indemnification set forth in Sections 10(a) and 10(b) above.

                  11.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

                           (i) On one occasion, for a period commencing
ninety-one (91) days after the Closing Date, but not later than two (2) years after the Closing Date, upon a written request therefor from any record holder or holders of more than 50% of the Shares issued and issuable upon conversion of the outstanding Notes and outstanding Warrant Shares, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Registrable Securities, as defined in Section 11.1(iv) hereof, which are the subject of such request for unrestricted public resale by the holder thereof. For purposes of Sections 11.1(i) and 11.1(ii), Registrable Securities shall not include Securities which are (A) registered for resale in an effective registration statement, (B) included for registration in a pending registration statement, or (C) which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. Upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten
(10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

                           (ii) From the Closing Date but not later than two (2)
years after the Closing Date, if the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller" or "Sellers"). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 11.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Seller.

                           (iii) If, at the time any written request for
registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

                           (iv) The Company shall file with the Commission a
Form SB-2 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act on the sooner of (i) within five
(5) calendar days after the Approval has been obtained, if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, or (ii) ninety-seven (97) days after the Closing Date (the "Filing Date"), and use its reasonable best efforts cause to be declared effective not later than sixty (60) calendar days after the Filing Date (the "Effective Date"). The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 175% of the Shares issuable upon conversion of all of the Notes issuable to the Subscribers, and 100% of the Warrant Shares issuable pursuant to this Agreement upon exercise of the Warrants (collectively the "Registrable Securities"). The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Except with the written consent of the Subscriber, or as described on Schedule
11.1 hereto, no securities of the Company other than the Registrable Securities will be included in the Registration Statement, provided, however, and notwithstanding anything to the contrary herein, the Company may include any shares issued to the Broker or any designee of the Broker, upon the exercise of warrants granted to the Broker pursuant to the Agreement between the Broker and the Company dated January __, 2006. It shall be deemed a Non-Registration Event if at any time after the date the Registration Statement is declared effective by the Commission ("Actual Effective Date") the Company has registered for resale on behalf of the Sellers fewer than 125% of the amount of Common

Shares issuable upon full conversion of all sums due under the Notes and 100% of the Warrant Shares issuable upon exercise of the Warrants.

                  11.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1(i), 11.1(ii), or (iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

                           (a) subject to the timelines provided in this
Agreement, prepare and file with the Commission a registration statement required by Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Subscribers (by telecopier and by e-mail addresses provided by Subscribers) and Grushko & Mittman, P.C. (by telecopier and or by email to COUNSLERS@AOL.COM) within two (2) business days that the Company receives notice that (i) the Commission has no comments or no further comments on the Registration Statement, and (ii) the registration statement has been declared effective (failure to timely provide notice as required by this Section 11.2(a) shall be a material breach of the Company's obligation and an Event of Default as defined in the Notes and a Non-Registration Event as defined in Section 11.4 of this Agreement);

                           (b) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

                           (c) furnish to the Sellers, at the Company's expense,
such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

                           (d) use its commercially reasonable best efforts to
register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           (e) if applicable, list the Registrable Securities
covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                           (f) if a prospectus relating to the Shares or the
Warrant Shares is required to be delivered under the 1933 Act, notify the Subscribers within two hours of the Company's becoming aware of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Shares; and

                           (g) provided same would not be in violation of the
provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

                  11.3. Provision of Documents. In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                  11.4. Non-Registration Events. The Company and the Subscribers agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 11.1(i) or 11.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 120 days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or before the Filing Date, (B) is not declared effective on or before the Effective Date, (C) due to the action or inaction of the Company the Registration Statement is not declared effective within 3 business days after receipt by the Company or its attorneys of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (D) if the registration statement described in Sections 11.1(i) or 11.1(ii) is not filed within 60 days after such written request, or is not declared effective within 120 days after such written request, or (E) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective without being succeeded within 15 business days by an effective replacement or amended registration statement or for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of 365 days commencing on the Actual Effective Date (each such event referred to in clauses (A) through (E) of this Section 11.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each 30 days or part thereof of the Purchase Price of the Notes remaining unconverted and purchase price of Shares issued upon conversion of the Notes owned of record by such holder which are subject to such Non-Registration Event. Notwithstanding anything to the contrary in this section, a maximum of four percent (4%) liquidated damages will be payable in connection with the Non-Registration Event described in this
Section 11.4. The Company must pay the Liquidated Damages in cash. The Liquidated Damages must be paid within 10 days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed. The Company shall use its best reasonable efforts to respond to all oral or written comments received from the Commission relating to the Registration Statement within 15 days in connection with the initial filing of the Registration Statement and within 10 days in connection with amendments to the Registration Statement after receipt of such comments from the Commission. Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate set forth above. Notwithstanding the foregoing, the Company shall not be liable to the Subscriber under this Section 11.4 for any events or delays occurring as a consequence of the acts or omissions of the Subscribers contrary to the obligations undertaken by Subscribers in this Agreement. Liquidated Damages will not accrue nor be payable pursuant to this Section 11.4 nor will a Non-Registration Event be deemed to have occurred for times during which Registrable Securities are transferable by the holder of Registrable Securities pursuant to Rule 144(k) under the 1933 Act.

                  11.5. Expenses. All reasonable expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses (if required),


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




fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under
Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

                  11.6. Indemnification and Contribution.

                           (a) In the event of a registration of any Registrable
Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered or made available by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

                           (b) In the event of a registration of any of the
Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

                           (c) Promptly after receipt by an indemnified party
hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (d) In order to provide for just and equitable
contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  11.7. Delivery of Unlegended Shares.

                           (a) Within three (3) business days (such third
business day being the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Shares or Warrant Shares or any other Common Stock held by a Subscriber have been sold pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and
(iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(h) above, reissuable pursuant to any effective and current Registration Statement described in Section 11 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

                           (b) In lieu of delivering physical certificates
representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

                           (c) The Company understands that a delay in the
delivery of the Unlegended Shares pursuant to Section 11 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 120% of the Purchase Price of such Common Stock and Warrant Shares ("Unlegended Redemption Amount"). The amount of the aforedescribed liquidated damages that have accrued or been paid for the twenty day period prior to the receipt by the Subscriber of the Unlegended Redemption Amount shall be credited against the Unlegended Redemption Amount. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                           (d) In addition to any other rights available to a
Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

                           (e) In the event a Subscriber shall request delivery
of Unlegended Shares as described in Section 11.7 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

                  11.8 Covenants of Subscriber. The Subscriber covenants and promises to (i) the timely provision of any Subscriber information required hereunder or reasonably requested by the Company in connection with the filing and declaration of effectiveness of the Registration Statement and any amendments to the Registration Statement; (ii) the timely execution of any and all documents required hereunder or reasonably requested by the Company in connection with the filing and declaration of effectiveness of the Registration Statement and any amendments to the Registration Statement; and (iii) any other timely action as required hereunder or reasonably requested by the Company in connection with the filing and declaration of effectiveness of the Registration Statement and any amendments of the Registration Statement.

                  12. (a) Right of Participation. Commencing on the date of this Agreement and through the Exclusion Period, the Subscribers shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, (iii) issuance of an aggregate of 600,000 Shares of the Company's Common Stock which may be issued to officers, directors, consultants and employees to the Company, or (iv) the issuance of the stock of the company in connection with any outstanding warrants, options, convertible preferred stock or any other security of the company which has been described in the Reports or Other Written Information filed with the Commission or delivered to the Subscribers prior to the Closing Date (collectively "Excepted Issuances"). The Subscribers who exercise their rights pursuant to this Section 11(a) shall have the right during the ten (10) business days following receipt of the notice to participate in the purchase of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Shares in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of five
(5) business days following the notice of modification, whichever is longer, to exercise such right. In the event there is an Approval Default, this Right of Participation shall be extended and effective for 180 days after such Approval Default.

                           (b) Favored Nations Provision. Until the sooner of
180 days from the Actual

Effective Date of the Registration Statement, provided the Approval has been obtained or is not required by the applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, or the date the Notes have been paid, other than in connection with the Excepted Issuances, if the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price without the consent of each Subscriber holding Notes, the Conversion Price shall be reduced to such other lower issue price. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the reduction of the Conversion Price upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price in effect upon such issuance. The rights of the Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Note, any Transaction Document, and any other agreement referred to or entered into in connection herewith.

                           (c) Paid In Kind. The Subscriber may demand that some
or all of the sums payable to the Subscriber pursuant to Sections 7.1(c), 7.2, 7.5, 11.4, 11.7(c), 11.7(d) and 11.7(e) that are not paid within ten business days after the required payment date be paid in shares of Common Stock valued at the Conversion Price in effect at the time Subscriber makes such demand or, at the Subscriber's election, at such other valuation described in the Transaction Documents. In addition to any other rights granted to the Subscriber herein, the Subscriber is also granted the registration rights set forth in Section 11.1(ii) hereof in relation to the aforedescribed shares of Common Stock.

                           (d) Maximum Exercise of Rights. In the event the
exercise of the rights described in Sections 12(a), 12(b) and 12(c) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 7.3 of this Agreement, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

                           (e) Offering Restrictions. Until the later of the (i)
the Approval, if the Approval is required by the applicable NASD Market Place Rules and/or the Nasdaq's corporate governance rules, or (ii) six months after the Closing Date and during the pendency of an Event of Default, provided there is an effective registration statement current and available for resale of the Registrable Securities, the Company will not enter into an agreement to nor issue any equity, convertible debt or other securities convertible into common stock or equity of the Company nor modify any of the foregoing which may be outstanding at anytime, without the prior written consent of the Subscriber, which consent may be withheld for any reason. Until six months after the Closing Date, the Company will not enter into any equity line of credit or similar agreement, nor issue nor agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

                  13.      Miscellaneous.

                           (a) Notices. All notices, demands, requests,
consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Milberg Weiss Bershad & Schulman LLP, One Penn Plaza, New York, NY 10119 Attn: Arnold N. Bressler, Esq., telecopier: (212) 273-4373, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Broker, to: ________________________, Attn: _____________,
telecopier: __________.

                           (b) Entire Agreement; Assignment. This Agreement and
other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

                           (c) Counterparts/Execution. This Agreement may be
executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                           (d) Law Governing this Agreement. This Agreement
shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in New York County. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                           (e) Specific Enforcement, Consent to Jurisdiction.
The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(d) hereof, each of the Company, Subscriber and any signature hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                           (f) Damages. In the event the Subscriber is entitled
to receive any liquidated damages pursuant to the Transactions, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

                           (g) Independent Nature of Subscribers. The Company
acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

                           (h) As used in the Agreement, "consent of the
Subscribers" or similar language means the consent of holders of not less than 80% of the total of the Shares issued and issuable upon conversion of outstanding Notes owned by Subscribers on the date consent is requested.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)


         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                          CONOLOG CORPORATION
                                          a Delaware corporation


                                          By:_________________________________
                                                Name:
                                                Title:

                                                Dated: January 19, 2006



-------------------------------------------------------------------------------
SUBSCRIBER                                                       NOTE PRINCIPAL
-------------------------------------------------------------------------------

                                                                  $______


------------------------------------------------
(Signature)
By:

-------------------------------------------------------------------------------

                         LIST OF EXHIBITS AND SCHEDULES



         Exhibit A           Form of Note

         Exhibit B           Form of Warrant

         Exhibit C           Escrow Agreement

         Exhibit D           Form of Legal Opinion

         Exhibit E           Form of Form 8-K or Public Announcement

         Schedule 5(a)       Subsidiaries

         Schedule 5(d)       Additional Issuances / Capitalization

         Schedule 5(q)       Undisclosed Liabilities

         Schedule 8          Broker

         Schedule 9(e)       Use of Proceeds

         Schedule 11.1       Other Registrable Securities

                                    APPENDIX D

         THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE
                                ----------------

         FOR VALUE RECEIVED, CONOLOG CORPORATION, a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to ________________________________________ (the "Holder") or its registered assigns or successors in interest or order, without demand, the sum of _________________________________ (_____) ("Principal Amount"), with simple and unpaid interest thereon, on January 18, 2010 (the "Maturity Date"), if not sooner paid.

         This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower, the Holder and certain other holders (the "Other Holders") of secured convertible promissory notes (the "Other Notes"), dated of even date herewith (the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

                                    ARTICLE I

                             INTEREST; AMORTIZATION

             1.1. Interest Rate. Subject to Section 5.7 hereof, interest payable on this Note shall accrue at a rate per annum (the "Interest Rate") of five percent (5%). Interest on the Principal Amount shall accrue from the date of this Note and shall be payable quarterly, in arrears, together with Principal Amount payments as described below and on the Maturity Date, whether by acceleration or otherwise. Provided the Company has timely obtained the Approval (as defined in Section 9(q) of the Subscription Agreement), if the Approval is required by applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules and provided there is an effective registration statement current and available for the resale of the Shares and Warrant Shares (as defined in the Subscription Agreement), and further provided no Event of Default is continuing following a ten day cure period, then in the event the closing bid price of the Common Stock is more than $1.25 for each of the ten (10) days preceding an interest payment date, then interest for that quarter shall be waived and shall not accrue.

            1.2. Minimum Monthly Principal Payments. Amortizing payments of the outstanding Principal Amount and interest of this Note shall commence on the twenty-fourth (24th) month anniversary date of this Note and on the same day of each month thereafter (each a "Repayment Date") until the Principal Amount and interest have been repaid in full, whether by the payment of cash or by the conversion of such Principal amount and interest into Common Stock pursuant to the terms hereof. Subject to Section 2.1 and Article 3 below, on each Repayment Date the Borrower shall make payments to the Holder in the amount of 4.167 percent of the initial Principal Amount, all interest accrued on the Note as of the Repayment Date and any other amounts which are then owing under this Note that have not been paid (collectively, the "Monthly Amount"). Amounts of conversions of Principal Amount and interest made by the Holder or Borrower pursuant to Section 2.1 or Article III, and amounts converted pursuant to Section 2.3 of this Note shall be applied first against outstanding fees and damages, then against accrued interest on the Principal Amount and then to Monthly Amounts commencing with the Monthly Amount first payable and then Monthly Amounts thereafter in chronological order. Any Principal Amount, interest and any other sum arising under the Subscription Agreement that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

            1.3. Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, which, if susceptible to cure is not cured within twenty (20) days, otherwise then from the first date of such occurrence, the annual interest rate on this Note shall (subject to Section 5.7) automatically be increased to fifteen percent (15%).

                                   ARTICLE II

                              CONVERSION REPAYMENT

            2.1. Payment of Monthly Amount in Cash or Common Stock. Subject to
Section 3.2 hereof, the Borrower, at the Borrower's election, shall pay the Monthly Amount (i) in cash in an amount equal to 100% of the Principal Amount component of the Monthly Amount and 100% of all other components of the Monthly Amount, within three (3) business days after the applicable Repayment Date, or
(ii) in registered Common Stock at an applied conversion rate equal to the lesser of (A) the Fixed Conversion Price (as defined in section 3.1 hereof), or
(B) eighty-five percent (85%) of the volume weighted average price of the common stock as reported by Bloomberg L.P. using the AQR function for the Principal Market ("VWAP") for the ten trading days preceding such Repayment Date. Unless waived by the Holder, the Borrower may not elect to pay a Monthly Amount due on a Repayment Date in Common Stock in an amount of shares of Common Stock which would exceed in the aggregate for all Holders of Notes similar to this Note, thirty-five percent (35%) of the aggregate daily trading volume for the seven trading days preceding the Repayment Date as reported by Bloomberg L.P. for the Principal Market multiplied by the VWAP for such seven day period. Amounts paid with shares of Common Stock must be delivered to the Holder not later than three
(3) business days after the applicable Repayment Date. The Borrower must send notice to the Holder by confirmed telecopier not later than 6:00 P.M., New York City time on the fifth trading day preceding a Repayment Date notifying Holder of Borrower's election to pay the Monthly Redemption Amount in cash or Common Stock. The Notice must state the amount of cash and or stock to be paid and include supporting calculations. Elections by the Borrower must be made to all Other Holders in proportion to the relative Note principal held by the Holder and the Other Holders. If such notice is not timely sent or if the Monthly Redemption Amount is not timely delivered, then Holder shall have the right, instead of the Company, to elect within five trading days after the applicable Repayment whether to be paid in cash or Common Stock. Such Holder's election shall not be construed to be a waiver of any default by Borrower relating to non-timely compliance by Borrower with any of its obligations under this Note

            2.2. No Effective Registration. Notwithstanding anything to the contrary herein, no amount payable hereunder may be paid in shares of Common Stock by the Borrower without the Holder's consent unless (a) either (i) an effective current Registration Statement covering the shares of Common Stock to be issued in satisfaction of such obligations exists, or (ii) an exemption from registration of the Common Stock is available pursuant to Rule 144(k) of the 1933 Act, and (b) no Event of Default hereunder (or an event that with the passage of time or the giving of notice could become an Event of Default), exists and is continuing, unless such event or Event of Default is cured within any applicable cure period or is otherwise waived in writing by the Holder in whole or in part at the Holder's option.

            2.3. Optional Redemption of Principal Amount. Provided an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, whether or not such Event of Default has been cured, the Borrower will have the option of prepaying the outstanding Principal amount of this Note ("Optional Redemption"), in whole or in part, by paying to the Holder a sum of money equal to one hundred and twenty percent (120%) of the Principal amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the "Redemption Amount"). Borrower's election to exercise its right to prepay must be by notice in writing ("Notice of Redemption"). The Notice of Redemption shall specify the date for such Optional Redemption (the "Redemption Payment Date"), which date shall be either two (2) business days or thirty (30) business days after the date of the Notice of Redemption (the "Redemption Period"). A Notice of Redemption shall not be effective with respect to any portion of the Principal Amount for which the Holder has a pending election to convert, or for conversions initiated or made by the Holder during the Redemption Period if the Redemption Period is based on thirty days prior notice. On the Redemption Payment Date, the Redemption Amount, less any portion of the Redemption Amount against which the Holder has exercised its conversion rights, shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then (i) such Notice of Redemption will be null and void,
(ii) Borrower will have no right to deliver another Notice of Redemption, and
(iii) Borrower's failure may be deemed by Holder to be a non-curable Event of Default. A Redemption Notice may be given only at a time a Registration Statement is effective. A Notice of Redemption may not be given nor may the Borrower effectuate a Redemption without the consent of the Holder, if at any time during the Redemption Period an Event of Default or an Event which with the passage of time or giving of notice could become an Event of Default (whether or not such Event of Default has been cured), has occurred or the Registration Statement registering the Registrable Securities is not effective each day during the Redemption Period.

            2.4. Mandatory Conversion. Provided an Event of Default has not occurred, unless such Event of Default has been cured at least twenty (20) days prior to the delivery of written notice by Borrower as hereinafter described, then, commencing after the Actual Effective Date, the Borrower will have the option by written notice to the Holder ("Notice of Mandatory Conversion") of compelling the Holder to convert all or a portion of the outstanding and unpaid principal of the Note and accrued interest, thereon, into Common Stock at the Conversion Price then in affect ("Mandatory Conversion"). The Notice of Mandatory Conversion, which notice must be given on the first day following a consecutive ten (10) day trading period during which the closing bid price for the Company's Common Stock as reported by Bloomberg, LP for the Principal Market shall be more than $2.40 each day and provided during the Lookback Period, daily average trading volume is not less than 100,000 shares. The date the Notice of Mandatory Conversion is given is the "Mandatory Conversion Date." The Notice of Mandatory Conversion shall specify the aggregate principal amount of the Note which is subject to Mandatory Conversion, which amount may not exceed in the aggregate, for all Holders who received Notes similar in term and tenure as this Note, the dollar volume of Common Stock traded on the Principal Market during the seven (7) trading days immediately preceding the Mandatory Conversion Date. Mandatory Conversion Notices must be given proportionately to all Holders of Notes who received Notes similar in term and tenure as this Note. The Borrower shall reduce the amount of Note principal and interest subject to a Notice of Mandatory Conversion by the amount of Note Principal and interest for which the Holder had delivered a Notice of Conversion to the Borrower during the twenty
(20) trading days preceding the Mandatory Conversion Date. Each Mandatory Conversion Date shall be a deemed Conversion Date and the Borrower and the Holder will be required to comply with Section 2.1 above.

                                   ARTICLE III

                                CONVERSION RIGHTS

            3.1. Holder's Conversion Rights. Subject to Section 3.2, the Holder shall have the right, but not the obligation at all times, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, into shares of Common Stock, subject to the terms and conditions set forth in this
Article III at the rate of $1.25 per share of Common Stock ("Fixed Conversion Price") as same may be adjusted pursuant to this Note and the Subscription Agreement. The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion pursuant to Section 3.3. After the occurrence of an Event of Default, the Fixed Conversion Price shall be the lesser of the Fixed Conversion Price or 85% of the VWAP for the five trading days prior to a Conversion Date.

            3.2. Conversion Limitation. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 4.99% and aggregate conversion by the Holder may exceed 4.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 3.2 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may waive the conversion limitation described in this Section 3.2, in whole or in part, upon and effective after 61 days prior written notice to the Borrower. The Holder may allocate decide whether to convert a Note or exercise Warrants to achieve an actual 4.99% ownership position.

            3.3. Mechanics of Holder's Conversion.

                  (a) In the event that the Holder elects to convert any amounts outstanding under this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion (a "Notice of Conversion") to the Borrower, which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and amounts being converted. The original Note is not required to be surrendered to the Borrower until all sums due under the Note have been paid. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records. Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a "Conversion Date." A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

                  (b) Pursuant to the terms of a Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel, if so required by the Borrower's transfer agent and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three

(3) business days after receipt by the Borrower of the Notice of Conversion (the "Delivery Date"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such shares of Common Stock, unless the Holder provides the Borrower written instructions to the contrary. Notwithstanding the foregoing to the contrary, the Borrower or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder's behalf via DWAC (or certificates free of restrictive legends) if the registration statement providing for the resale of the shares of Common Stock issuable upon the conversion of this Note is effective and the Holder has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements. In the event that Conversion Shares cannot be delivered to the Holder via DWAC, the Borrower shall deliver physical certificates representing the Conversion Shares by the Delivery Date.

            3.4. Conversion Mechanics.

                  (a) The number of shares of Common Stock to be issued upon each conversion of this Note pursuant to this Article III shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price.

                  (b) The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                            A. Merger, Sale of Assets, etc. If the Borrower at
any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                            B. Reclassification, etc. If the Borrower at any
time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                            C. Stock Splits, Combinations and Dividends. If the
shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                            D. Share Issuance. Until the sooner of 180 days from
the Actual Effective Date of the Registration Statement, and if the Approval is required by applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules provided the Approval has been obtained, or the date the Notes have been paid, if the Borrower shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete conversion or payment of this Note, for a consideration less than the Fixed Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, the Fixed Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Borrower carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Fixed Conversion Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. The reduction of the Fixed Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

                  (c) Whenever the Conversion Price is adjusted pursuant to
Section 3.4(b) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

            3.5. Reservation. During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than one hundred seventy-five percent (175%) of the number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

            3.6 Issuance of Replacement Note. Upon any partial conversion of this Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid, provided Holder has surrendered an original Note to the Company. In the event that the Holder elects not to surrender a Note for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Borrower against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

            3.7 Shareholder Approval. If the Approval is required by applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, then until the Company either obtains shareholder approval of the issuance of the Securities, or an exemption from NASDAQ's corporate governance rules as they may apply to the Shares, and an opinion from counsel reasonably acceptable to Subscriber that the issuance of the Shares will not violate NASDAQ's corporate governance rules nor may result in a delisting of the Company's common stock from the SmallCap, the Holder may not receive any Shares.

                                   ARTICLE IV

                                EVENTS OF DEFAULT

           The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

           4.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date.

           4.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

           4.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

           4.4 Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

           4.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

           4.6 Non-Payment. The Borrower shall have received a notice of default, which remains uncured for a period of more than twenty (20) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars (US $100,000.00) beyond any applicable grace period;

           4.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) days of initiation.

           4.8 Delisting. Failure of the Common Stock to be quoted or listed on the Principal Market; failure to comply with the requirements for continued listing on the Bulletin Board for a period of seven consecutive trading days; or notification from the Bulletin Board or any Principal Market that the Borrower is not in compliance with the conditions for such continued listing on the Principal Market.

           4.9 Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower's Common Stock that lasts for five or more consecutive trading days.

           4.10 Failure to Deliver Common Stock or Replacement Note. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note or the Subscription

Agreement, and, if requested by Borrower, a replacement Note, and such failure continues for a period of five (5) business days after the due date.

           4.11 Non-Registration Event. The occurrence of a Non-Registration Event as described in the Subscription Agreement.


           4.12 Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty days prior written notice to the Holder.

           4.13 Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

                                    ARTICLE V

                                  MISCELLANEOUS

           5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

           5.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Milberg Weiss Bershad & Schulman LLP, One Penn Plaza, New York, NY 10119 Attn: Arnold N. Bressler, Esq., telecopier: (212) 868-1229, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

           5.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

           5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

           5.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

           5.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

           5.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

           5.8. Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

           5.9 Redemption. This Note may not be redeemed or called without the consent of the Holder except as described in this Note.

           5.10 Shareholder Status. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 19th day of January, 2006.


                                       CONOLOG CORPORATION


                                       By:      ________________________________
                                                Name:
                                                Title:

WITNESS:
________________________________

                              NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)


         The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by Conolog Corporation on December ____, 2005 into Shares of Common Stock of Conolog Corporation (the "Borrower") according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:_____________________________________________________________


Conversion Price:_______________________________________________________________


Number of Shares of Common Stock Beneficially Owned on the Conversion Date: Less than 5% of the outstanding Common Stock of Conolog Corporation


Shares To Be Delivered:_________________________________________________________


Signature:______________________________________________________________________


Print Name:_____________________________________________________________________


Address:________________________________________________________________________

            ____________________________________________________________________

                                APPENDIX E

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            Right to Purchase ____ shares of Common Stock of Conolog Corporation (subject Form of adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 2006-00_                                 Issue Date: January 19, 2006

         CONOLOG CORPORATION, a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, _______________________________________, Fax: _______________ or its assigns
(the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the sooner of July 18, 2006 (180 days from the Issue Date), or the Company obtaining the Approval as defined in Section 9(r) of the Subscription Agreement if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq's corporate goverence rules, until 5:00 p.m., E.S.T on the fifth (5th) anniversary of the Issue Date (the "Expiration Date"), up to _______ fully paid and nonassessable shares of Common Stock at a per share purchase price of $.9579 [103% of the closing bid prices as reported by Bloomberg L.P. for the Principal Market for the trading day preceding the Closing Date]. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the "Subscription Agreement"), dated January 19, 2006, entered into by the Company and Holders of the Warrant.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include Conolog Corporation and any corporation which shall succeed or assume the obligations of Conolog Corporation hereunder.

         (b) The term "Common Stock" includes (a) the Company's Common Stock, $0.01 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

         (d) The term "Warrant Shares" shall mean the Common Stock issuable upon exercise of this Warrant.

         1. Exercise of Warrant.

                  1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                  1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and the surrender of the original Warrant upon the exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

                  1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of remaining shares of Common Stock for which such Warrant may still be exercised.

                  1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                           (a) If the Company's Common Stock is traded on an
exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ"), National Market System, the NASDAQ Capital Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

                           (b) If the Company's Common Stock is not traded on an
exchange or on the NASDAQ National Market System, the NASDAQ Capital Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

                           (c) Except as provided in clause (d) below, if the
Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

                           (d) If the Determination Date is the date of a
liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                  1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

                  1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

                  1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                  1.8 Shareholder Approval. If required by the applicable NASD Market Place Rules and/or Nasdaq's corporate governance rules, and notwithstanding anything to the contrary herein, (i) until the Company either obtains shareholder approval of the issuance of the Securities, or (ii) an exemption from NASDAQ's corporate governance rules as they may apply to the Warrant Shares, and an opinion from counsel reasonably acceptable to Subscriber that the issuance of the Warrant Shares will not violate NASDAQ's corporate governance rules nor may result in a delisting of the Company's common stock from the SmallCap, the Holder may not receive any Warrant Shares.

          2. Cashless Exercise.

                  (a) Except as described below, if a Registration Statement (as defined in the Subscription Agreement) ("Registration Statement") is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement, or if after the Maturity Date (accelerated or otherwise) of the Note issued pursuant to the Subscription Agreement any sums due under the Note remains unpaid after any applicable cure period, then payment upon exercise may be made at the option of the Holder either in (i) cash, by wire transfer or certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by cashless exercise in accordance with Section
(b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

                  (b) If the Notice of Exercise form elects a "cashless" exercise, the Holder shall thereby be entitled to receive a number of shares of Common Stock equal to (x) the excess of the Current Market Value (as defined below) over the total cash exercise price of the portion of the Warrant then being exercised, divided by (y) the Market Price of the Common Stock as of the trading day immediately prior to the date of exercise. For the purposes of this Warrant, the term "Current Market Value" shall be an amount equal to the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date, multiplied by the number of shares of Common Stock specified in such Notice of Exercise Form, and "Market Price of the Common Stock" shall be the average of the closing bid price of the Common Stock (as reported by Bloomberg L.P. for the Principal Market) for the 5 Trading days prior to the exercise date.

                  (c) The Holder may employ the cashless exercise feature described in Section (b) above only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement or after the Maturity Date of the Note (accelerated or otherwise) at a time when any sums due under the Note remains unpaid after any applicable cure period. For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

         3. Adjustment for Reorganization, Consolidation, Merger, etc.

                  3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                  3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

                  3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

         4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

         6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

         7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Subscription Agreement.

         10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may decide whether to convert a Note or exercise this Warrant to achieve an actual 4.99% ownership position.

         11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to
Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

         12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.


         13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection
(ii) above. The addresses for such communications shall be: (i) if to the Company to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn:
Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to:
Milberg Weiss Bershad & Schulman LLP, One Penn Plaza, New York, NY 10119 Attn:
Arnold N. Bressler, Esq., telecopier: (212) 868-1229, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                CONOLOG CORPORATION



                                By:
                                   ---------------------------------------------
                                    Name: Robert Benou
                                    Title:  Chairman and Chief Executive Officer

                                    Exhibit A
                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO:  CONOLOG CORPORATION

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___      ________ shares of the Common Stock covered by such Warrant; or

___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):
___ $__________ in lawful money of the United States; and/or ___

the cancellation of the Warrant to the extent necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________
whose address is
________________________________________________________________________________

________________________________________________________________________________
Number of Shares of Common Stock Beneficially Owned on the date of exercise:
Less than five percent (5%) of the outstanding Common Stock of Conolog
Corporation

The undersigned represents and warrants that the representations and warranties in Section 4 of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.
Dated:___________________           ____________________________________________
                                    (Signature must conform to name of holder as specified on the face of the Warrant)


                                    ____________________________________________
                                    ____________________________________________
                                    (Address)

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of CONOLOG CORPORATION to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CONOLOG CORPORATION with full power of substitution in the premises.


---------------------------------------- -------------------------------------- --------------------------------------
Transferees                              Percentage Transferred                 Number Transferred
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------




Dated:  ______________, ___________                   _______________________________________________________________
                                                      _______________________________________________________________
                                                      (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

___________________________________                   _______________________________________________________________
         (Name)                                       _______________________________________________________________
                                                            (address)

ACCEPTED AND AGREED:                                  _______________________________________________________________
[TRANSFEREE]                                          _______________________________________________________________
                                                            (address)

___________________________________
         (Name)

                                      E-9

                                   APPENDIX F

                            Certificate of Amendment

                                       of

                          Certificate of Incorporation

                                       of

                               CONOLOG CORPORATION

            ---------------------------------------------------------

            Under Section 242 of the Delaware General Corporation Law

            ---------------------------------------------------------

      Conolog Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certifies as follows:

      1. The Article Fourth of the Certificate of Incorporation is hereby amended in its entirety by striking out such Article and inserting in place thereof the following:

            "FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is thirty-two million (32,000,000) shares, of which two million (2,000,000) shares having a par value of $.50 per share are to be classified as Preferred Stock and thirty million (30,000,000) shares, having a par value of $.01 per share are to be classified as Common Stock."

      2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

      IN WITNESS WHEREOF, we have signed this Certificate this __ day of March, 2006.

                                            /s/ Robert S. Benou
                                                -----------------------
                                                Robert S. Benou,
                                                President, Chairman &
                                                Chief Executive Officer

                                   Appendix 1

                               CONOLOG CORPORATION
                                      PROXY
                ANNUAL MEETING OF SHAREHOLDERS -- April 19, 2006

      The undersigned shareholder of Conolog Corporation (the "Company") hereby appoints Robert S. Benou and Marc R. Benou and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on March 3, 2006 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119, at 4:30 p.m., local time, on the 19th day of April, 2006, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

Please mark boxes [*] or [X] in blue or black ink.

1.    Election of Directors.

            FOR     WITHHOLD AUTHORITY

            [ ]       [ ]

      (To withhold authority to vote for an individual nominee, strike through the nominee's name below)

      Robert S. Benou   Marc R. Benou   Louis S. Massad   Edward J. Rielly
      David M. Peison

2. Proposal to approve the execution of the Subscription Agreement, dated January 19, 2006, and related documents pursuant to which an amount equal to more than 20% of the Company's shares outstanding immediately prior to the execution of the Subscription Agreement may be issued at a price that is less than the greater of book or market value of the Company's Common Stock.

                     [ ] For     [ ] Against     [ ] Abstain

3. Proposal to approve the granting of an aggregate of 450,000 shares of the Company's Common Stock to its officers, directors, employees and consultants.

                     [ ] For     [ ] Against     [ ] Abstain

4. Proposal to approve giving the Company's Board of Directors the discretion to reduce the warrant exercise price of warrants granted on July 19, 2005 to purchase 1,200,000 shares of the Company's common stock.

                     [ ] For     [ ] Against     [ ] Abstain

5. Proposal to amend the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of Common Stock from 20,000,000 to 30,000,000

6. Proposal to ratify the selection of Bagell, Josephs & Company, L.L.C. as the Company's independent auditors for the fiscal year ending July 31, 2006.

                     [ ] For     [ ] Against     [ ] Abstain

                                                              (see reverse side)

7. To consider and act upon any matters incidental to any of the foregoing purposes, and any other business which may properly come before the meeting or any adjournment or adjournments thereof.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE ABOVE PROPOSALS.

      [Sign, date and return the Proxy Card promptly using the enclosed envelope.]

      SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

      Dated: _____________, 2006

                                                 -------------------------
                                                 Signature

                                                 -------------------------
                                                 Print Name

                                                 -------------------------
                                                 Signature

                                                 -------------------------
                                                 Print Name